UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR (g) OF THE
SECURITIES EXCHANGE ACT OF 1934

HSBC FINANCE CAPITAL TRUST IX
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation or organization	20-3521093 (I.R.S. Employee Identification No.)

2700 Sanders Road
Prospect Heights, Illinois 60070
(Address of principal executive officers)

Securities to be registered pursuant to Section 12(b) of the Act:
Title of each class to be so registered	Name of each exchange on which each class is to be registered
Capital Securities (Liquidation Amount $100,000)	New York Stock Exchange, Inc.

If this Form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [X]

If this Form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [ ]

Securities Act registration statement file number to which this form relates: 333-128369 and 333-128369-01

Securities to be registered pursuant to Section 12(g) of the Act: None

Item 1. Description of Registrant's Securities to be Registered.

The description of the Capital Securities due November 30, 2035 is set forth in the Prospectus dated November 17, 2005 as included in the Registration Statement on Form S-3, as amended (Nos. 333-128369 and 333-128369-01), of the Registrant, as filed with the Securities and Exchange Commission (the "Commission") pursuant to Rule 424(b)(4) of the Securities Act of 1933. The foregoing Prospectus is incorporated herein by reference.

Item 2. Exhibits.
4.1

Indenture between HSBC Finance Corporation (formerly known as Household International, Inc.) and J.P. Morgan Trust Company, National Association (as successor in interest to Bank One, National Association, formerly known as The First National Bank of Chicago), as Trustee, dated as of May 15, 1995 (incorporated herein by reference to Exhibit 4.1 to the Registration Statement on Form S-3 (Nos. 333-03337 and 333-03337-01))

4.2

Form of Supplemental Indenture between HSBC Finance Corporation and J.P. Morgan Trust Company, National Association, as Trustee (incorporated herein by reference to Exhibit 4.2 to the Registration Statement on Form S-3 (Nos. 333-128369 and 333-128369-01))

4.3	Declaration of Trust of HSBC Finance Capital Trust IX (incorporated herein by reference to Exhibit 4.3 to the Registration Statement on Form S-3 (Nos. 333-128369 and 333-128369-01))
4.4	Form of Amended and Restated Declaration of Trust (incorporated herein by reference to Exhibit 4.4 to the Registration Statement on Form S-3 (Nos. 333-128369 and 333-128369-01))
4.5	Form of Capital Security (included in Exhibit 4.4 above)
4.6	Form of Notes (included in Exhibit 4.2 above)
4.7	Form of Guarantee with respect to Capital Securities (incorporated herein by reference to Exhibit 4.7 to the Registration Statement on Form S-3 (Nos. 333-128369 and 333-128369-01))
4.8	Certificate of Trust (incorporated herein by reference to Exhibit 4.8 to the Registration Statement on Form S-3 (Nos. 333-128369 and 333-128369-01))

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on behalf of HSBC Finance Corporation by the undersigned, thereto duly authorized.

HSBC FINANCE CAPITAL TRUST IX (Registrant) HSBC FINANCE CORPORATION
By: /s/ William H. Kesler William H. Kesler Vice President and Assistant Treasurer
Dated: November 28, 2005

Exhibit Index

Exhibit
No.

4.1

Indenture between HSBC Finance Corporation (formerly known as Household International, Inc.) and J.P. Morgan Trust Company, National Association (as successor in interest to Bank One, National Association, formerly known as The First National Bank of Chicago), as Trustee, dated as of May 15, 1995 (incorporated herein by reference to Exhibit 4.1 to the Registration Statement on Form S-3 (Nos. 333-03337 and 333-03337-01))

4.2

Form of Supplemental Indenture between HSBC Finance Corporation and J.P. Morgan Trust Company, National Association, as Trustee (incorporated herein by reference to Exhibit 4.2 to the Registration Statement on Form S-3 (Nos. 333-128369 and 333-128369-01))

4.3	Declaration of Trust of HSBC Finance Capital Trust IX (incorporated herein by reference to Exhibit 4.3 to the Registration Statement on Form S-3 (Nos. 333-128369 and 333-128369-01))
4.4	Form of Amended and Restated Declaration of Trust (incorporated herein by reference to Exhibit 4.4 to the Registration Statement on Form S-3 (Nos. 333-128369 and 333-128369-01))
4.5	Form of Capital Security (included in Exhibit 4.4 above)
4.6	Form of Notes (included in Exhibit 4.2 above)
4.7	Form of Guarantee with respect to Capital Securities (incorporated herein by reference to Exhibit 4.7 to the Registration Statement on Form S-3 (Nos. 333-128369 and 333-128369-01))
4.8	Certificate of Trust (incorporated herein by reference to Exhibit 4.8 to the Registration Statement on Form S-3 (Nos. 333-128369 and 333-128369-01))